UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 29, 2020

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois, 60601
(Address and Zip Code of Principal Executive Offices)

(312) 222-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPCO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 29, 2020, Tribune Publishing Company, LLC (“Tribune”), a wholly-owned subsidiary of Tribune Publishing Company (the “Company”), and BR Holding Company, Inc. completed the previously announced sale of BestReviews LLC (“BestReviews”) to Nexstar Inc. a wholly-owned subsidiary of Nexstar Media Group, Inc. for a gross purchase price of $160 million in cash, plus a working capital adjustment of $9.4 million (the “Transaction”). The unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the disposition of BestReviews, are attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 2.02. Results of Operations and Financial Condition.
On December 31, 2020, the Company issued a press release updating guidance for Q4 and full year 2020 to reflect the effect of the Transaction, and announcing guidance for fiscal year 2021. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On December 31, 2020, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
Unaudited pro forma condensed consolidated financial information required pursuant to Article 11 of Regulation S-X of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and the related notes included in the Company’s Annual Report on Form 10-K for the year ended December 29, 2019 filed with the Securities and Exchange Commission on March 11, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2020 filed with the Securities and Exchange Commission on November 4, 2020.

(d)        Exhibits
Exhibit No.    Description
99.1        Unaudited Pro Forma Condensed Consolidated Financial Statements of Tribune Publishing Company.
99.2        Press release dated December 31, 2020.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date:	December 31, 2020	By:	/s/ Michael N. Lavey
Michael N. Lavey
Interim Chief Financial Officer, Chief Accounting Officer and Controller